EXHIBIT 13

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350,

Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of CanWest MediaWorks Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended August 31, 2007 of the Company fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 19, 2007	/s/ Leonard J. Asper Name: Leonard J. Asper Title: Chief Executive Officer
Date: December 19, 2007	/s/ John E. Maguire Name: John E. Maguire Title: Chief Financial Officer